Exhibit 99.1

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Private & confidential
The Directors
Logistics UK 2015 PLC
35 Great St Helen’s	Our ref cd/jm/247
London EC3A 6AP
(the “Issuer”)

Goldman Sachs International

Peterborough Court

133 Fleet Street

London EC4A 2BB

(the “Lead Manager”)

10 July 2015

Dear Sirs

Engagement to perform agreed upon procedures in relation to the proposed securitisation of a portfolio of commercial mortgage loans

In accordance with engagement terms which have been agreed between us, we have performed certain agreed upon procedures in relation to the proposed securitisation of the portfolio of assets described above and this letter reports on our performance of those agreed upon procedures (the “Pool AUP Letter”). This Pool AUP Letter is confidential and agreed disclosure restrictions apply.

This Pool AUP Letter is addressed to the directors of the Issuer, to the Lead Manager and to each of the managers who have authorised the Lead Manager to accept the agreed engagement terms on their behalf. Together with the Lead Manager, they are referred to as the “Managers” and collectively all addressees of this Pool AUP Letter are referred to as “you”.

We will not accept any responsibility to any other party to whom our Pool AUP Letter is shown or into whose hands it may come (including any Manager who has not authorised the Lead Manager to accept the Engagement Letter).

It is your responsibility to determine the sufficiency of these procedures for your own purposes. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

The procedures performed were not intended to satisfy any criteria for due diligence published by any nationally recognised statistical rating organisation (“NRSRO”). In accordance with the agreed engagement terms, we have performed the procedures identified below.

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KPMG LLP
Engagement to perform agreed upon procedures in relation to the proposed securitisation of a portfolio of commercial mortgage loans
10 July 2015

1	Procedures performed in respect of the tenancy schedule

Three data files containing details of the pool of lease agreements, entitled “Diamond Tenancy Schedule (3 June 2015).xlsx”, “Triangle Tenancy Schedule (3 June 2015).xlsx” and “Teal Tenancy Schedule (3 June 2015).xlsx” were made available to us by Goldman Sachs International on 3 June 2015 (the “Extraction Files”). Our work was based on these Extraction Files. The Extraction Files contained information on lease agreements in respect of 42 commercial properties as shown by the records of Herbert Smith Freehills LLP (“HSF”) as at 3 June 2015 (the “Cut-off Date”).

Limited procedures as set out in the work programme (the “Work Programme”) attached as Appendix A in connection with the documentation of the lease agreements contained in the Extraction Files were carried out.

The procedures performed were applied based on the methodologies, assumptions and information provided to us by Goldman Sachs International, without verification or evaluation of such methodologies, assumptions, documents and information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the methodologies, assumptions or information provided to us by Goldman Sachs International, (ii) the physical existence of the commercial properties, (iii) the reliability or accuracy of the documents provided to us by Goldman Sachs International which were used in our procedures, (iv) the adequacy of the disclosures in the Extraction Files, (v) as to whether any of the statements expressed therein omit any material facts, or (vi) the enforceability of any contractual provision in the lease agreements.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the commercial mortgage loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such being securitised, (iii) the compliance of Goldman Sachs International of the commercial mortgage loans with applicable laws and regulations, or (iv) any other factor or characteristic of the commercial mortgage loans that would be material to the likelihood that the issuer or the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

2	Findings

Using (i) certain information in the Extraction Files, (ii) the agreed upon procedures set out in the Work Programme attached as Appendix A, and (iii) the additional information provided by HSF as listed in Appendix A as source documentation, we completed the procedures listed in Appendix A for the lease agreements and related documents as detailed in the Extraction Files.

We found such information in the Extraction Files to be in agreement with the source documentation.

There were no conclusions that resulted from the procedures.

3	General

This Pool AUP Letter may only be relied upon in respect of the matters to which it refers and as of its date. In relying upon this Pool AUP Letter, you agree (save as may otherwise have been expressly agreed in writing) that we have no responsibility to, and we will not, perform any work subsequent to the date of this Pool AUP Letter nor to consider, monitor, communicate or report the impact of any events or circumstances which may occur or may come to light subsequent to the date of this Pool AUP Letter.

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KPMG LLP
Engagement to perform agreed upon procedures in relation to the proposed securitisation of a portfolio of commercial mortgage loans
10 July 2015

This Pool AUP Letter is not issued in accordance with the professional standards of the American Institute of Certified Public Accountants or the US Public Company Accounting Oversight Board. We will provide separately an executed Form ABS Due Diligence-15E, Certification of Provider of Third-Party Due Diligence Services for Asset-Backed Securities (“Form ABS Due Diligence-15E”), using the form made available by the US Securities and Exchange Commission (“SEC”), to which this Pool AUP Letter will be appended. The executed Form ABS Due Diligence-15E, which will refer to you as the “specified parties”, will be provided, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving rise to any duty or responsibility being accepted or assumed by or imposed on KPMG to any party except you, to facilitate your compliance with SEC Release No. 34-72936, Nationally Recognized Statistical Rating Organizations (the “SEC Release”), pursuant to which you are required to make publicly available the findings and conclusions of any third-party due diligence report obtained. This Pool AUP Letter alone is not to be relied on in the United States and we accept no responsibility for any use that you may make of this Pool AUP Letter alone in the United States.

The requirement to make publicly available findings and conclusions includes disclosure of the criteria against which loans were evaluated, and how the evaluated loans compared to those criteria, along with the basis for including any loans not meeting those criteria. This is accomplished by including such information, which will include this Pool AUP Letter, in Form ABS-15G, Asset-Backed Securitizer Report Pursuant to Section 15G of the Securities Exchange Act of 1934 (“Form ABS 15G”), which is required to be furnished by the Issuer or underwriter to the SEC through the Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) system.

The Issuer, sponsor or underwriter of an asset–backed securitisation is required to maintain a website (the “Rule 17g-5 website”) pursuant to paragraph (a)(3) of Rule 17g-5 of the US Code of Federal Regulations (17 CFR 240.17g-5). The SEC Release requires any NRSRO producing a credit rating to which “third party due diligence services” relate, to publish with its rating any executed Form ABS Due Diligence-15E containing information about the relevant security or money market instrument that the NRSRO receives or obtains through a Rule 17g-5 website. The agreed upon procedures performed by KPMG on which this Pool AUP Letter reports amount to “third party due diligence services” as defined in the SEC Release.

To facilitate a relevant NRSRO meeting this publication obligation, we are required to furnish any executed Form ABS Due Diligence-15E to any such NRSRO. As envisaged by the SEC Release, we will do so by providing the prescribed form to the Issuer, sponsor, or underwriter of the securitisation that maintains the Rule 17g-5 website, or to any NRSRO that requests it. In addition, the SEC Release requires that an NRSRO producing a credit rating publicly disclose each prescribed form that was posted to the Rule 17g-5 website. Such information may therefore be posted on the website of any relevant NRSRO.

Any such publicity shall take place, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving rise to any duty or responsibility being accepted or assumed by or imposed on KPMG to any party except you, to facilitate your compliance with the SEC Release. Accordingly, any party (including rating agencies and investors) obtaining access this Pool AUP Letter as appended to the executed Form ABS Due Diligence-15E or separately is not authorised by KPMG to use or rely upon the Pool AUP Letter, any such use or reliance shall take place at the relevant party’s own risk and, to the fullest extent permitted by law, we will have no responsibility and will deny any liability to any such party.

Yours faithfully

KPMG LLP

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KPMG LLP
Engagement to perform agreed upon procedures in relation to the proposed securitisation of a portfolio of commercial mortgage loans
10 July 2015

Appendix A: Work Programme

We carried out the following agreed procedures for various data attributes relating to a portfolio of commercial mortgage loans and report our findings.

The procedures we used to perform our work do not constitute an audit or review made in accordance with any generally accepted auditing or review standards and, as such, no assurance is be expressed. We further draw attention to the fact that the scope of our work is limited, in nature and extent, and, as such will not necessarily reveal all errors or irregularities. Had we been engaged to perform and did perform additional procedures, other matters might come to light that would be reported. We do not make any representation regarding the sufficiency of the procedures for your purposes.

Our agreed upon procedures were performed having regard to International Standard on Related Services 4400, published by the International Auditing and Assurance Standards Board.

You are responsible for making available to us all relevant methodologies, assumptions, information and documentation in relation to which our procedures are to be performed; and we have not undertaken any verification or evaluation of such methodologies, assumptions, documents and information. We are responsible for performing the procedures set out below and reporting our findings.

Findings

Where a procedure specifies agreement to specific documentation, written evidence of amendments or additions contained in the loan file will be assumed to supersede the original documentation.

Procedures

No.	Data attribute (loan data tape field)	Source documentation	Procedure
1	Property Name	Lease Agreement/ Amendment/ Deed of Variation/HSF Tenancy Schedule	For each property check if the property name per the Extraction File agrees to the property name in the source document.

2	Property Address	Lease Agreement/ Amendment/ Deed of Variation	For each property note the property address from the source document.

3	# Units	Lease Agreement/ Amendment/ Deed of Variation	For each property note the number of units from the source document.

4	# Vacant Units	Email from HSF	For each property note the number of vacant units from the source document.

5	Area (sq ft)	Building Surveyor’s Report	For each property check if the area in square feet per the Extraction File agrees to the area in square feet in the source document.

6	Property Name	Lease Agreement/ Amendment/ Deed of Variation	For each property check if the tenant name per the Extraction File agrees to the tenant name in the source document.

7	Tenant Rating	Bloomberg screenshots	For each tenant note the Moody’s Senior Unsecured Debt rating, the S&P LT Local Issuer Credit Rating and the Fitch Senior Unsecured Debt Rating from the source document.

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KPMG LLP
Engagement to perform agreed upon procedures in relation to the proposed securitisation of a portfolio of commercial mortgage loans
10 July 2015

8	Lease Start Date	Lease Agreement	For each property check if the lease start date per the Extraction File agrees to the lease start date in the source document.

9	Lease End Date	Lease Agreement/ Amendment/ Deed of Variation	For each property check if the lease end date per the Extraction File agrees to the lease end date in the source document.

10	Lease Break Date	Lease Agreement/ Amendment/ Deed of Variation	For each property check if the lease break date per the Extraction File agrees to the lease break date in the source document.

11	Base Rent	Lease Agreement/ Amendment/ Deed of Variation	For each property check if the base rent per the Extraction File agrees to the base rent in the source document.

12	Additional Rent	Lease Agreement/ Amendment/ Deed of Variation	For each property check if the additional rent per the Extraction File agrees to the additional rent in the source document.

13	Gross Rent	Lease Agreement/ Amendment/ Deed of Variation	For each property check if the gross rent per the Extraction File agrees to the gross rent in the source document.

14	Rent Step Ups	Lease Agreement/ Amendment/ Deed of Variation	For each property check if the rent step ups per the Extraction File agrees to the rent step ups in the source document.

15	Rent Free Periods	Lease Agreement/ Amendment/ Deed of Variation	For each property check if the rent free periods per the Extraction File agrees to the rent free periods in the source document.

16	Guarantor	Lease Agreement/ Amendment/ Deed of Variation	For each property check if the guarantor per the Extraction File agrees to the guarantor in the source document.

17	Guarantor Rating	Bloomberg screenshots	For each guarantor note the Moody’s Senior Unsecured Debt rating, the S&P LT Local Issuer Credit Rating and the Fitch Senior Unsecured Debt Rating from the source document.

18	Indexation	Lease Agreement/ Amendment/ Deed of Variation	For each property note the indexation from the source document.

19	Parent Name	Lease Agreement/ Amendment/ Deed of Variation/ publically available websites	For each property note the parent name from the source document.

20	Parent Rating	Bloomberg screenshots	For each parent note the Moody’s Senior Unsecured Debt rating, the S&P LT Local Issuer Credit Rating and the Fitch Senior Unsecured Debt Rating from the source document.

21	Payment Frequency	Lease Agreement/ Amendment/ Deed of Variation	For each property note the payment frequency from the source document.

22	Service Charge	Lease Agreement/ Amendment/ Deed of Variation	For each property note the service charge from the source document.

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